UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2011

OMNIAMERICAN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-34605	27-0983595
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1320 South University Drive, Suite 900, Fort Worth, Texas	76107
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 367-4640

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7. 01 Regulation FD Disclosure

On November 29, 2011, OmniAmerican Bancorp, Inc. (the “Company”) posted on its website an investor presentation. This presentation may be accessed at www.omniamerican.com and following the prompts to the presentation.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired: None

(b)	Pro Forma Financial Information: None

(c)	Shell company transactions: None

(d)	Exhibits:

Exhibit Number	Description
1	Supplementary Information, period ended September 30, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OmniAmerican Bancorp, Inc.

DATE: November 29, 2011

By: /s/ Deborah B. Wilkinson
Deborah B. Wilkinson
Senior Executive Vice President and Chief
Financial Officer

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